SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2006

SILICON GRAPHICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Crittenden Lane Mountain View, CA	94043-1351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 960-1980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, on May 8, 2006, Silicon Graphics, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization under chapter 11 of title 11, United States Code (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Court”) (Case Nos. 06-10977 (BRL) through 06-10990 (BRL)). The Debtors will continue to operate their business as “debtors-in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

On June 30, 2006, the Debtors filed with the Court the Debtors’ First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Plan”) and the related Disclosure Statement (the “Disclosure Statement”). Copies of the proposed Plan and the Disclosure Statement are attached hereto as Exhibits 2.1 and 2.2, respectively.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Debtors and the condition of the Debtors’ books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective if and when it receives the requisite stakeholder approval and is confirmed by the Court.

The Plan and Disclosure Statement may also be available electronically, for a fee, through the Court’s Internet world wide web site located at www.nysb.uscourts.gov.

The Disclosure Statement contains financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Disclosure Statement is in a format prescribed by the Bankruptcy Code and should not be used for investment purposes. The Disclosure Statement contains information different from that required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that information might not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Disclosure Statement should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s future financial position and results, are forward-looking statements. Factors that might cause such a difference in results include, but are not limited to: the effects of our chapter 11 filing; our ability to maintain adequate liquidity; our ability to obtain and maintain normal terms with customers, suppliers and service providers; our ability to continue as a going concern; our ability to operate pursuant to the terms of our credit agreement; our ability to obtain Court

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approval and any other required approvals with respect to motions in the chapter 11 case prosecuted by us from time to time; our ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to our chapter 11 case; risks associated with third parties seeking and obtaining Court approval to either terminate or shorten the exclusivity period that we have to propose and confirm one or more plans of reorganization; risks associated with third parties seeking and obtaining Court approval to appoint a chapter 11 trustee; risks, although not likely, associated with third parties seeking and obtaining Court approval to convert the chapter 11 filing to a chapter 7 filing; our ability to maintain contracts that are critical to our operation; our ability to conclude our exploration of strategic alternatives; risks associated with the volatility of our stock price; risks associated with the timely development, production and acceptance of new products and services; increased competition; dependence on third party partners and suppliers; the failure to achieve expected product mix and revenue levels; failure to manage costs and generate improved operating results and cash flows; failure to maintain compliance with debt covenants; and failure to maintain adequate cash resources for the operation of the business. Additionally, due to material uncertainties, it is not possible to predict the length of time we will operate under chapter 11 protection, the outcome of the proceeding in general, whether we will continue to operate under our current organizational structure, or the effect of the proceeding on our businesses and the interests of various creditors and security holders.

All information set forth herein is current as of the date of this Current Report on Form 8-K. The Company undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s SEC filings, including, but not limited to, its Form 10-Q for the quarter ended December 30, 2005.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Debtors’ First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated June 30, 2006.

2.2	Disclosure Statement for Debtors’ First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated June 30, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silicon Graphics, Inc.

Dated: July 3, 2006	By:	/s/ Barry Weinert
Barry Weinert
Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description
2.1	Debtors’ First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated June 30, 2006.

2.2	Disclosure Statement for Debtors’ First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated June 30, 2006.

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